          COMMON                                           COMMON

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THIS STATE OF DELAWARE                   CUSIP 635847 10 6

                             [LOGO GOES HERE]

                       NATIONAL EQUIPMENT SERVICES, INC.


This Certificates that




is the owner of

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK
                         PAR VALUE $.01 PER SHARE, OF

National Equipment Services, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
   This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   Witness the facsimile signatures of its duly authorized officers

Dated:

                                                               Kevin P. Rodgers
COUNTERSIGNED AND REGISTERED:                                         PRESIDENT
      HARRIS TRUST AND SAVINGS BANK                  AND CHIEF EXECUTIVE OFFICER
                           TRANSFER AGENT
                            AND REGISTRAR

BY:

                                                              Paul R. Ingersoll
                    AUTHORIZED SIGNATURE                              SECRETARY



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                       NATIONAL EQUIPMENT SERVICES, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT MIN ACT-_________Custodian________
TEN ENT -- as tenants by the                            (Cust)           (Minor)
           entireties                         under Uniform Gifts to Minors
JT TEN  -- as joint tentants with             Act______________
           right of survivorship and               (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:

_____________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

               __________________________________________________
                          AMERICAN BANK NOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                (215) 657-3480
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                       SALES: BILL WARNER: 1-708-599-0404
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                     /NET/BANKNOTE/HOME42/N2/National 56478
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               __________________________________________________
               PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
                             PROOF OF MAY 1, 1998
                       NATIONAL EQUIPMENT SERVICES, INC.
                                   H 56478bk
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                                OPERATOR: JW/hj
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                                      NEW
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